Exhibit 10.3
FOURTH AMENDMENT TO TERM LOAN AGREEMENT
THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”), dated as of March 22, 2024, is entered into among P3 HEALTH GROUP, LLC, a Delaware limited liability company (“Borrower”) (formerly known as FAC MERGER SUB LLC, successor by merger to P3 HEALTH GROUP HOLDINGS, LLC), the Subsidiary Guarantors party hereto, the Lenders party hereto and CRG SERVICING LLC, as administrative agent and collateral agent (the “Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent have entered into that certain Term Loan Agreement, dated as of November 19, 2020 (as amended, restated, supplemented or modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Obligors have requested that the Lenders and the Agent amend the Term Loan Agreement to provide for certain modifications of the terms thereof, including to permit the transactions contemplated by the VBC Note Documents; and

WHEREAS, the Lenders and the Agent are willing to amend the Term Loan Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Term Loan Agreement.

(a)Section 1.01 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means March 22, 2024.

“VBC 2” means VBC Growth SPV 2, LLC, a Delaware limited liability company.

“VBC 2 Note” means that certain Unsecured Promissory Note, dated as of the Fourth Amendment Effective Date, by and between the Borrower and VBC 2, in the aggregate original principal amount of Twenty-Five Million Dollars ($25,000,000), as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the VBC 2 Subordination Agreement.

“VBC 2 Note Documents” means the VBC 2 Note and all other agreements, instruments and documents executed and delivered in connection with the VBC 2 Note, in each case as amended or otherwise modified in accordance with the terms of the VBC2 Subordination Agreement.

“VBC 2 Subordinated Debt” means the unsecured Indebtedness of Borrower incurred pursuant to the VBC 2 Note Documents.

“VBC 2 Subordination Agreement” means that certain subordination agreement, dated as of the Fourth Amendment Effective Date, among VBC 2, the Administrative Agent and Borrower.

(b)The definition of “Change of Control” in Section 1.01 of the Term Loan Agreement is hereby amended by replacing the text “(d) the occurrence of any “Change of

Control” (or any equivalent term) under any documentation governing Material Indebtedness (other than the Intermountain Subordinated Debt or the VBC Subordinated Debt), (e) the occurrence of any “Change of Control Transaction” under any Intermountain Note Document or (f) the occurrence of any “Change of Control” under any VBC Note Document.” with the text “(d) the occurrence of any “Change of Control” (or any equivalent term) under any documentation governing Material Indebtedness (other than the Intermountain Subordinated Debt, the VBC Subordinated Debt or the VBC 2 Subordinated Debt), (e) the occurrence of any “Change of Control Transaction” under any Intermountain Note Document or (f) the occurrence of any “Change of Control” under any VBC Note Document or any VBC 2 Note Document.”.

(c)The definition of “Loan Documents” in Section 1.01 of the Term Loan Agreement is hereby amended by adding the text “the VBC 2 Subordination Agreement,” immediately before the text “the VBC Subordination Agreement”.

(d)The definition of “Material Indebtedness” in Section 1.01 of the Term Loan Agreement is hereby amended by replacing the text “and (c) the VBC Subordinated Debt.” with the text “(c) the VBC Subordinated Debt and (d) the VBC 2 Subordinated Debt.”.

(e)Section 8.01(j) of the Term Loan Agreement is hereby amended by adding the text “, the holders of the VBC 2 Subordinated Debt” immediately after the text “the Intermountain Subordinated Debt”.

(f)Section 9.01 of the Term Loan Agreement is hereby amended by (i) replacing the text “; and” at the end of clause (s) thereof with the text “;”, (ii) replacing the text “.” at the end of clause (t) thereof with the text “; and” and (iii) adding the following as a new clause (u) thereof to read as follows:

(u)    VBC 2 Subordinated Debt; provided, that, (i) the VBC 2 Subordinated Debt is at all times subject to the terms and conditions of the VBC 2 Subordination Agreement, (ii) the VBC 2 Subordinated Debt is unsecured, (iii) no Subsidiary shall Guarantee the VBC 2 Subordinated Debt and (iv) the aggregate principal amount of the VBC 2 Subordinated Debt shall not exceed at any one time outstanding the sum of (A) Twenty-Five Million Dollars ($25,000,000) plus (B) capitalized interest on the VBC 2 Subordinated Debt that is added to the principal balance thereof in accordance with the terms of the VBC 2 Note (in lieu of being paid in cash).

(g)    Section 9.07 of the Term Loan Agreement is hereby amended and restated to read, in its entirety, as follows:

9.07    Payments of Indebtedness. Such Obligor shall not, and shall not permit any of its Subsidiaries to, make (a) any voluntary or optional payments in respect of any Indebtedness (other than Intermountain Subordinated Debt, VBC Subordinated Debt and VBC 2 Subordinated Debt) that is subordinated to the Obligations other than payments thereof that are permitted under the terms of the applicable subordination or intercreditor agreement to which the Administrative Agent is a party, (b) any payments in respect of Intermountain Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the Intermountain Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the Intermountain Note in effect as of the Closing Date, (c) any payments in respect of VBC Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the VBC Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the VBC Note in effect as of the Third Amendment Effective Date and (d) any payments in respect of VBC 2 Subordinated Debt other than the payments of interest that are capitalized by adding such interest payment amounts to the principal balance of the VBC 2 Subordinated Debt (in lieu of being paid in cash) in accordance with the terms of the VBC 2 Note in effect as of the Fourth Amendment Effective Date.

(h)    Section 9.12 of the Term Loan Agreement is hereby amended by replacing the text “or (c) enter into any amendment or modification of any VBC Note Document in a manner adverse to the Secured Parties or in violation of the VBC Subordination Agreement.” with the text “, (c) enter into any amendment or modification of any VBC Note Document in a manner adverse to the Secured Parties or in violation of the VBC Subordination Agreement or (d) enter into any amendment or modification of any VBC 2 Note Document in a manner adverse to the Secured Parties or in violation of the VBC 2 Subordination Agreement.”.

(i)    Section 11.01(g) of the Term Loan Agreement is hereby amended by replacing the text “(ii) any “Event of Default” occurs under any Intermountain Note Document or any “Event of Default” occurs under any VBC Note Document,” with the text “(ii) any “Event of Default” occurs under any Intermountain Note Document, any “Event of Default” occurs under any VBC Note Document, or any “Event of Default” occurs under any VBC 2 Note Document,”.

(j)    Section 12.01(b) of the Term Loan Agreement is hereby amended by replacing the text “(x) enter into non-disturbance agreements and similar agreements and (xi)” with the text “(x) enter into the VBC 2 Subordination Agreement, (xi) enter into non-disturbance agreements and similar agreements and (xii)”.

2.Conditions Precedent. The effectiveness of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:
(a)    receipt by the Agent of counterparts of (i) this Agreement duly executed by the Obligors, the Majority Lenders and the Agent, (ii) the VBC 2 Subordination Agreement duly executed by VBC 2, the Borrower and the Agent and (iii) each VBC 2 Note Document duly executed by the parties thereto; and
(b)    the representation and warranty in Section 5(c) of this Agreement shall be true and correct on the date hereof.
3.Expenses. The Obligors agree to reimburse the Agent for all reasonable fees, charges and disbursements of the Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees, charges and disbursements of Moore & Van Allen PLLC.
4.    Reaffirmation. Each of the Obligors acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans. Furthermore, the Obligors acknowledge and confirm (i) that the Lenders have performed fully all of their obligations under the Term Loan Agreement and the other Loan Documents arising on or before the date hereof other than their respective obligations specifically set forth in this Agreement and (ii) that by entering into this Agreement, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Term Loan Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the Obligations of the Obligors thereunder.

5.    Miscellaneous.

(a)    The Term Loan Agreement and the Obligations of the Obligors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended by this Agreement. This Agreement is a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its Obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its Obligations under the Term Loan Agreement or the other Loan Documents.

(c)    The Obligors represent and warrant to the Agent and the Lenders that:

(i)    each Obligor has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    this Agreement has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity;

(iii)    no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement other than (A) those that have already been obtained and are in full force and effect and (B) those that may be required under any applicable notices under securities laws; and

(iv)    (A) the representations and warranties of each Obligor contained in Section 7 of the Term Loan Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Change or Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (d)    Each of the Obligors hereby affirms the Liens created and granted in the Loan Documents in favor of the Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    P3 HEALTH GROUP, LLC
    By: /s/ Atul Kavthekar
    Name: Atul Kavthekar
    Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

P3 HEALTH PARTNERS, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer	P3 HEALTH GROUP MANAGEMENT, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer
P3 HEALTH GROUP CONSULTING, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer	P3 HEALTH PARTNERS-NEVADA, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer
P3 HEALTH PARTNERS-OREGON, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer	P3 HEALTH PARTNERS-FLORIDA, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer
P3 HEALTH PARTNERS ACO, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer	P3 HEALTH PARTNERS-CALIFORNIA, LLC By: /s/ Atul Kavthekar Name: Atul Kavthekar Title: Chief Financial Officer
P3 HEALTH GROUP HOLDINGS, LLC
FOURTH AMENDMENT

AGENT:     CRG SERVICING LLC

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

LENDERS:    CRG PARTNERS IV L.P.
            By: CRG PARTNERS IV GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CRG PARTNERS IV – PARALLEL FUND “C” (CAYMAN) L.P.
    By: CR GROUP L.P.., its investment advisor

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

CRG PARTNERS IV – CAYMAN LEVERED L.P.
By: CRG PARTNERS IV (CAYMAN) GP L.P., its general partner
By: CRG PARTNERS IV GP LLC, its general partner

By: /s/ Nathan Hukill
Name:    Nathan Hukill
Title:    Authorized Signatory

P3 HEALTH GROUP HOLDINGS, LLC
FOURTH AMENDMENT